SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):  September 8, 2003


                              NMXS.com, INC.
            (Exact Name of Registrant as Specified in Charter)


DELAWARE                           333-30176           91-1287406
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)

55041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE, NM     87110
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (505) 255-1999

ITEM 7.  EXHIBITS

     (c)  The following exhibit is furnished with this report:

     Exhibit No.    Description of Exhibit                       Location

     99.1           Press Release issued on September 8, 2003    Attached

ITEM 9.  REGULATION FD DISCLOSURE

     On September 8, 2003, NMXS.com, Inc. announced a consulting agreement with First Mirage, Inc., a Delaware corporation. A copy of the press release dated September 8, 2003, describing the agreement, services to be provided and securities to be issued by the Company as compensation is attached as Exhibit 99.1.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NMXS.com, Inc.

Date:  September 30, 2003          By /s/ Richard Govatski
                                      Richard Govatski, President